UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 22, 2006
                                                        ------------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   000-51243                   85-0453611
----------------------------   ------------------------    ---------------------
(State or Other Jurisdiction)  (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                         Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                  88201
--------------------------------------------------                ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01        Other Events.
                 -------------

On September 22, 2006, First Federal Banc of the Southwest, Inc. announced the declaration of a cash dividend. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K.

Item 9.01        Financial Statements and Exhibits
                 ---------------------------------

                 (a) Financial Statements of Businesses Acquired. Not applicable

                 (b) Pro Forma Financial Information. Not Applicable

                 (c) Shell company transactions. Not Applicable

                 (d) Exhibits.

                     Exhibit No.         Description
                     -----------         -----------
                        99.1             Press release of First Federal Banc of
                                         the Southwest, Inc. dated September 22,
                                         2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANC OF THE SOUTHWEST, INC.



DATE:  September 22, 2006             By:  \s\ George A. Rosenbaum, Jr.
                                           -------------------------------------
                                           George A. Rosenbaum, Jr.
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Press release of First Federal Banc of the Southwest, Inc.
                  dated September 22, 2006.